AMENDMENT NO. 2 TO ASSET SERVICING AGREEMENT

This Amendment No. 2 to Asset Servicing Agreement (this “Amendment” is made as of the 15th day of October, 2010, among DVL, Inc., a Delaware corporation (“DVL”), Professional Service Corporation, a Delaware corporation (“PSC”), KM Realty Corporation, a North Carolina corporation (“KM”), and NPO Management LLC, a Delaware limited liability company (“NPO”).

WITNESETH:

WHEREAS, DVL, PSC, KM and NPO (hereinafter collectively, the “Parties”) are parties to that certain Asset Servicing Agreement, dated as of March 27, 1996, as extended by an Asset Servicing Extension Agreement and further amended by Amendment No. 1 dated as of October 31, 2007 (as extended, the “Asset Servicing Agreement”);

WHEREAS, the Parties desire to further extend the Asset Servicing Agreement;

NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Agreement, the parties agree as follows:

In accordance with Section 13 of the Asset Servicing Agreement, the Term is hereby extended for a period of three years beginning April 2, 2011 and extending to March 31, 2014.

Except as modified hereby, the Asset Servicing Agreement remains in full force and effect and the provisions thereof are hereby ratified and confirmed.

This Amendment may be executed in one or more counterparts, all of which together shall for all purposes constitute one amendment, binding on all parties hereto, notwithstanding that the parties have not signed the same counterparts.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

DVL, Inc.

By:	/s/ Henry Swain
Name:	Henry Swain
Title:	Execute Vice President

PROFESSIONAL SERVICE CORPORATION, INC.

By:	/s/ Henry Swain
Name:	Henry Swain
Title:	Execute Vice President

KM REALTY CORPORATION

By:	/s/ Alan Casnoff
Name:	Alan Casnoff
Title:	Authorized Signatory

NPO MANAGEMENT, LLC

By:	Pembroke Companies, Inc. Member

	By:	/s/ Lawrence J. Cohen
	Name:	Lawrence J. Cohen
	Title:	President